UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2013

CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35603 (Commission File Number)	20-5717694 (IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 24, 2013, Jose Ferreira, Jr. and Michael C. Stanley resigned from the Board of Directors (the “Board”) of Chuy’s Holdings, Inc. (the “Company”). Jose Ferreira, Jr. also resigned as Chairman of the Board and as a member and Chairman of the Compensation Committee.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Following the resignation of Jose Ferreira, Jr., as Chairman of the Board, the Board appointed Michael R. Young and John A. Zapp as Co-Chairmen of the Board. On October 24, 2013, the Board approved an amendment and restatement of the Company’s Amended and Restated Bylaws to modify references to a singular Chairman to address the two Co-Chairmen.
The above description is qualified entirely by reference to the full text of the Company’s Amended and Restated Bylaws which are attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHUY’S HOLDINGS, INC.

By: /s/ Jon W. Howie
    Name: Jon W. Howie,
    Title: Vice President and Chief Financial
Officer
Date: October 30, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Bylaws